As filed with the Securities and Exchange Commission on April 28, 2006
                   Securities Act Registration No. 333-25499


                Investment Company Act Registration No. 811-5928

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Pre-Effective Amendment No.    |_|
                       Post-Effective Amendment No. 12   |X|
                                     and/or
                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940 |_|
                               AMENDMENT NO. 12          |X|
           -----------------------------------------------------------

                  Legg Mason Partners Small Cap Core Fund, Inc.
                            (a Maryland Corporation)
               (Exact Name of Registrant as Specified in Charter)


                                125 Broad Street
                            New York, New York 10004
                    (Address of Principal Executive Offices)

                                 (203) 890-7026
               (Registrants Telephone Number, including Area Code)


                          Robert I. Frenkel, Secretary
                  Legg Mason Partners Small Cap Core Fund, Inc.
                            300 First Stamford Place
                           Stamford, Connecticut 06902
                     (Name and Address of Agent for Service)


                             ---------------------
                                   Copies to:
                             Burton M. Leibert, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                            New York, New York 10019
                             ---------------------

Approximate Date of Proposed Public Offering: Continuous. It is proposed that this filing will become effective (check appropriate box):

|_| Immediately upon filing pursuant to paragraph (b) of Rule 485

|X| On April 28, 2006 pursuant to paragraph (b) of Rule 485

|_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485
|_| On [date] pursuant to paragraph (a)(1) of Rule 485
|_| 75 days after filing pursuant to paragraph (a)(2) of rule 485
|_| On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post effective amendment.

Title of Securities Being Registered: Shares of Common Stock


LEGG MASON PARTNERS SMALL CAP CORE FUND, INC.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents

Front Cover

Contents Page

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

PART A

Legg Mason Partners
Small Cap Core Fund, Inc.

Class A, B, C and Y Shares



PROSPECTUS



May 1, 2006



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.


[LOGO]
 LEGG
MASON



--------------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

"Smith Barney" and "Salomon Brothers" are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund's investment manager, are not affiliated with Citigroup.

Legg Mason Partners
Small Cap Core Fund, Inc.


--------------------------------------------------------------------------------
                                    Contents
--------------------------------------------------------------------------------

Investments, risks and performance ........................................    2

More on the fund's investments ............................................    6

Management ................................................................    7

Choosing a class of shares to buy .........................................   11

Comparing the fund's classes ..............................................   13

Sales charges .............................................................   14

More about deferred sales charges .........................................   18

Buying shares .............................................................   19

Exchanging shares .........................................................   20

Redeeming shares ..........................................................   21

Other things to know about share transactions .............................   23

Dividends, distributions and taxes ........................................   26

Share price ...............................................................   28

Financial highlights ......................................................   30

--------------------------------------------------------------------------------

      You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

--------------------------------------------------------------------------------

Prior to April 7, 2006, the fund was named Smith Barney Small Cap Core Fund, Inc. The fund's investment objective and strategy were not affected as a result of this change.

Investments, risks and performance

Investment objective

The fund seeks long-term capital appreciation.


Key investments


      Under normal market conditions, the fund will invest at least 80% of net assets plus any borrowings for investment purposes in common stocks of U.S. companies with relatively small market capitalizations at the time of investment or other investments with similar economic characteristics. These are companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund will be considered to be securities of small capitalization companies for purposes of the fund's 80% investment policy. The fund will hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Index in terms of economic sector weightings and market capitalization. The Russell 2000 Index is a broad-based index of the smaller capitalization segment of the U.S. stock market.


Selection process


      The manager employs an active investment strategy that focuses primarily on individual stock selection and remains diversified across several industries and sectors. The manager uses quantitative analysis to identify stocks that possess attractive growth or value characteristics. This style of stock selection, which blends in similar proportions both the growth and value disciplines of investing, is commonly known as "growth at a reasonable price." Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

      In selecting stocks based on growth characteristics, the manager generally looks for companies with:

o     Above average earnings growth
o     A pattern of reported earnings that exceeds market expectations
o     Rising earnings estimates over the next several quarters
o     High relative return based on invested capital

      In selecting stocks with value characteristics, the manager looks for companies whose stock prices are undervalued relative to their earnings, sale or book values. The timing of buy and sell decisions is based on recent price trends.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

o     Stock prices decline generally
o     Small capitalization companies fall out of favor with investors
o Stock prices of smaller, newer companies decline further and more abruptly than those of larger, more established companies in response to negative stock market movements


2     Legg Mason Partners Small Cap Core Fund

o The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
o A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock

      Compared to mutual funds that focus on large capitalization companies, the fund's share price may be more volatile because of its focus on small capitalization companies.

      Compared to large capitalization companies, small capitalization companies and the markets for their common stocks are more likely to have:

o     More limited product lines
o     Fewer capital resources
o     More limited management depth

      Further, securities of small capitalization companies are more likely to:

o     Experience sharper swings in market values
o     Be harder to sell at times and at prices the manager believes appropriate
o     Offer greater potential for gains and losses

Who may want to invest

      The fund may be an appropriate investment if you:

o Are seeking to participate in the long-term growth potential of a fund that invests in small capitalization companies
o Currently have exposure to fixed income investments and the stocks commonly held by large capitalization oriented mutual funds and wish to broaden your investment portfolio
o Are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in smaller companies with limited track records

Performance Information

      The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year for each of the past ten years and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the average annual total returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                                                 Legg Mason Partners funds     3

--------------------------------------------------------------------------------
Calendar Year Total Returns -- Class A shares
--------------------------------------------------------------------------------



  [The following table was depicted as a line chart in the printed material.]


   96       97      98      99     00      01       02      03      04      04
   --       --      --      --     --      --       --      --      --      --
 20.56    28.25   (1.31)  21.09   1.57   (0.85)  (20.16)  39.82   16.94%   3.27%


                        Calendar years ended December 31


Highest and Lowest Quarter Returns:

(for the periods shown on the bar chart)


Highest: 20.41% in 2nd quarter 2003; Lowest: (21.00)% in 3rd quarter 1998.

------------------------------------------------------------------------------------------------
Average Annual Total Returns for periods ended December 31, 2005
------------------------------------------------------------------------------------------------
                                                                            Since      Inception
                                      1 year       5 years    10 years    Inception      Date
================================================================================================
Class A Return Before Taxes           (1.92)%       4.89%      9.07%        8.51%      01/23/90
------------------------------------------------------------------------------------------------
Return After Taxes
on Distributions(1)                   (4.49)%       4.29%      6.71%         n/a       01/23/90
------------------------------------------------------------------------------------------------
Class A Return After Taxes
on Distributions
and Sale of
Fund Shares(1)                         1.96%        4.19%     6.58%          n/a       01/23/90
------------------------------------------------------------------------------------------------
Class A Other Classes (Return
Before Taxes Only)
------------------------------------------------------------------------------------------------
Class B                               (1.76)%       4.99%      n/a          7.00%      06/25/97
------------------------------------------------------------------------------------------------
Class C                                1.60%        5.15%      n/a          7.09%      06/24/97
------------------------------------------------------------------------------------------------
Class Y                                3.79%        6.45%      n/a          6.55%      10/17/97
------------------------------------------------------------------------------------------------
Russell 2000
Index(2)                               4.55%        8.22%      9.26%         n/a         n/a
------------------------------------------------------------------------------------------------

Prior to June 23, 1997, the fund was a non-diversified, closed-end fund, and was not subject to the cash flow fluctuations or the diversification and liquidity requirements of a diversified open-end fund. The fund's past performance may have been different if it had been a diversified open-end fund since inception.
(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.
(2) The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.



4     Legg Mason Partners Small Cap Core Fund

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

-----------------------------------------------------------------------------------------------
Shareholder fees
-----------------------------------------------------------------------------------------------
(fees paid directly from your investment)       Class A     Class B     Class C     Class Y
===============================================================================================
Maximum sales charge (load) imposed
on purchases (as a % of offering price)          5.00%       None        None        None
-----------------------------------------------------------------------------------------------
Maximum deferred sales charge
(load) (as a % of the lower of net
asset value at purchase or redemption)           None*       5.00%       1.00%       None
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Annual fund operating expenses
-----------------------------------------------------------------------------------------------
(Expenses deducted from fund assets)            Class A     Class B     Class C     Class Y
===============================================================================================
Advisory and administration fee                  0.75%       0.75%       0.75%       0.75%
-----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fee             0.25%       1.00%       1.00%       None
-----------------------------------------------------------------------------------------------
Other expenses**                                 0.24%       0.28%       0.27%       0.06%
-----------------------------------------------------------------------------------------------
Total annual fund operating expenses             1.24%       2.03%       2.02%       0.81%
-----------------------------------------------------------------------------------------------

* You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
** "Other expenses" reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2005.


Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

o     You invest $10,000 in the fund for the period shown
o Your investment has a 5% return each year -- the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purpose of this example and is not a prediction of the fund's future performance
o     You reinvest all distributions and dividends without a sales charge
o The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


--------------------------------------------------------------------------------
Number of years you own your shares
--------------------------------------------------------------------------------
                                        1 year     3 years    5 years   10 years
================================================================================
Class A (with redemption)               $  620     $  874     $1,147     $1,924
--------------------------------------------------------------------------------
Class A (without redemption)            $  620     $  874     $1,147     $1,924
--------------------------------------------------------------------------------
Class B (redemption at end of period)   $  706     $  936     $1,193     $2,156*
--------------------------------------------------------------------------------
Class B (no redemption)                 $  206     $  636     $1,093     $2,156*
--------------------------------------------------------------------------------
Class C (redemption at end of period)   $  305     $  633     $1,088     $2,348
--------------------------------------------------------------------------------
Class C (no redemption)                 $  205     $  633     $1,088     $2,348
--------------------------------------------------------------------------------
Class Y (redemption at end of period)   $   83     $  259     $  450     $1,003
--------------------------------------------------------------------------------
Class Y (without redemption)            $   83     $  259     $  450     $1,003
--------------------------------------------------------------------------------


* Assumes conversion to Class A shares approximately eight years after purchase.


                                                 Legg Mason Partners funds     5

More on the fund's investments


Derivative contracts


      The fund may, but need not, use derivative contracts, such as futures and options on securities or securities indices or options on these futures, for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices
o     As a substitute for buying or selling securities
o     As a cash flow management technique

      A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.


Defensive investing


      The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


Risk of high portfolio turnover


      The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Investment goal

      The fund's investment goal is not fundamental and may be changed without shareholder approval by the fund's board of directors.

      More information about the fund's investments and portfolio management techniques, some of which entail risk, is included in the statement of additional information ("SAI").


Portfolio holdings


      The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the SAI.


Other Investments


      The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.


6     Legg Mason Partners Small Cap Core Fund

Management


Manager

      The fund's investment manager is TIMCO Asset Management Company ("TIMCO" or the "manager"). The manager's address is 100 First Stamford Place, Stamford, Connecticut 06902. The manager selects the fund's investments and oversees its operations. The fund's administrator is Smith Barney Fund Management LLC ("SBFM" or the "administrator"). The administrator oversees all aspects of the fund's administration and operation. A discussion regarding the basis for the board's approval of the fund's investment advisory and administration agreements with TIMCO and SBFM is available in the fund's annual report for the fiscal year ended December 31, 2005.

      Since February 2006, the following individuals have served as port folio managers of the fund: Lisa Sebesta, Yu-Nien (Charles) Ko, Edward R. Miller, Anthony C. Santosus, and Michael D. Soares. Each of the portfolio managers is a portfolio manager of Batterymarch Financial Management, Inc. ("Batterymarch"), which, like the manager, is a subsidiary of Legg Mason, Inc.

Charles Ko

      Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003. He was previously involved in business strategy and development at Hartford Financial Services and worked as an application engineer at Mathworks. He has seven years of investment experience.

Michael D. Soares

      Mr. Soares joined Batterymarch in 1996 as an assistant portfolio manager and became a quantitative analyst in 1998. He was promoted to portfolio manager in 2003. Prior to Batterymarch, he had portfolio accounting responsibilities at MFS Asset Management, Inc. and was a trading assistant at Invesco Management & Research, Inc. He has 11 years of investment experience.

Edward R. Miller

      Mr. Miller joined Batterymarch in 2004. He was formerly a quantitative analyst at 1838 Investment Advisors and headed Edward Miller Associates, which provided stock recommendations to several long-only and hedge funds. He also worked as a portfolio manager at Guardian Investors Services and was an analyst at I/B/E/S. He is a member of the Boston Security Analysts Society, the Chicago Quantitative Alliance, the Society of Quantitative Analysts and the Financial Executives Networking Group. He has 19 years of investment experience.

Anthony C. Santosus

      Mr. Santosus joined Batterymarch's US investment team in 2001. Prior to that, he managed US equity portfolios at Putnam Investments, with additional responsibilities related to product development. He also served as an investment technologist and quantitative analyst at Putnam. He is a member of the Boston Security Analysts Society and a former member of the Frank Russell Advisory Board. He has 20 years of investment experience.



                                                 Legg Mason Partners funds     7

Lisa A. Sebesta

      Ms. Sebesta joined Batterymarch in 2000 as a US investment specialist and was promoted to portfolio manager in 2003. She was previously a quantitative analyst at Boston Advisors, Inc. She also held responsibilities at Advest, Inc. and worked in the oil and gas industries. She has nine years of investment experience. The portfolio managers listed above work collaboratively and share responsibility for investment decisions.

      The portfolio managers have oversight responsibility for the work done by research analysts, including factor research, development and testing and port folio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review all trades before execution.

      The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the fund.

      On June 23, 2005, Citigroup Inc. ("Citigroup") entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management ("CAM"), which includes the manager and SBFM, to Legg Mason, Inc. ("Legg Mason"). The transaction took place on December 1, 2005. As a result, the manager and SBFM, previously indirect wholly-owned subsidiaries of Citigroup, became wholly-owned subsidiaries of Legg Mason. New investment advisory and administrative contracts between the fund and the manager and administrator, respectively, became effective on December 1, 2005.


      Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason's asset management operation had aggregate assets under management of approximately $850.8 billion.


Investment advisory and administration fees

      For their services, the manager and administrator received fees during the fund's last fiscal year equal to 0.65% and 0.10%, respectively, of the fund's average daily net assets.



8     Legg Mason Partners Small Cap Core Fund

Distribution plan

      Legg Mason Investor Services, LLC ("LMIS"), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. ("CGMI") serve as the fund's distributors.

      The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

      In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

      The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributors, affiliates of SBFM, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

      PFPC Inc., located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

Recent Developments

      On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the "Funds").

      The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the fund's investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials



                                                 Legg Mason Partners funds     9
provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

      The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the affected Funds.

      The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the fund's Board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

      Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

      On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.



10     Legg Mason Partners Small Cap Core Fund

Choosing a class of shares to buy

      You can choose among the classes of shares described in this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:


o     How much you plan to invest.
o     How long you expect to own the shares.
o The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.
o     Whether you qualify for any reduction or waiver of sales charges.


      If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:


o Certain broker/dealers, financial intermediaries, financial institutions or Smith Barney Financial Advisors (each called a "Service Agent").
o The fund, but only if you are investing through certain qualified plans or Service Agents.


      Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

      Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

--------------------------------------------------------------------------------
                                                  Initial             Additional
                                      Classes A, B, C    Class Y     All Classes
--------------------------------------------------------------------------------
General                                  $1,000        $15 million     $   50
--------------------------------------------------------------------------------
IRAs, Self Employed Retirement Plans,
Uniform Gifts or Transfers
to Minor Accounts                        $  250        $15 million     $   50
--------------------------------------------------------------------------------
Qualified Retirement Plans*              $   25        $15 million     $   25
--------------------------------------------------------------------------------
Simple IRAs                              $    1            n/a         $    1
--------------------------------------------------------------------------------
Monthly Systematic Investment Plans      $   25            n/a         $   25
--------------------------------------------------------------------------------
Quarterly Systematic Investment Plans    $   50            n/a         $   50
--------------------------------------------------------------------------------

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans


                                                Legg Mason Partners funds     11

      More information about the fund's classes of shares is available through the Legg Mason Partners Funds' website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:


o     the front-end sales charges that apply to the purchase of Class A shares
o the deferred sales charges that apply to the redemption of Class B and Class C shares
o     who qualifies for lower sales charges on Class A shares
o     who qualifies for a sales load waiver


      Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.



12     Legg Mason Partners Small Cap Core Fund

Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

--------------------------------------------------------------------------------------------------------------------------
                            Class A                     Class B                   Class C                Class Y
==========================================================================================================================
Key features            o Initial sales           o No Initial sales        o No Initial sales        o No Initial or
                          charge                    charge                    charge                    deferred sales
                        o You may qualify         o Deferred sales          o Deferred sales            charge
                          for reduction             charge declines           charge for only         o Must invest at
                          or waiver of              over time                 1 year                    least $15 million
                          initial sales           o Converts to             o Does not convert          (over a 13-month
                          charge                    Class A after             to Class A                period)
                        o Lower annual              8 years                 o Higher annual           o Lower annual
                          expenses than           o Higher annual             expenses than             expenses than the
                          Class B and               expenses than             Class A                   other classes
                          Class C                   Class A
--------------------------------------------------------------------------------------------------------------------------
Initial sales             Up to 5.00%;              None                      None                      None
charge                    reduced for
                          large purchases
                          and waived for
                          certain investors.
                          No charge for
                          purchases of
                          $1,000,000 or
                          more
--------------------------------------------------------------------------------------------------------------------------
Deferred sales            1.00% on                  Up to 5.00%               1.00% if you              None
charge                    purchases of              charged when              redeem within
                          $1,000,000 or             you redeem                1 year of
                          more if you               shares. The               purchase
                          redeem within             charge is
                          1 year of                 reduced over
                          purchase                  time and there
                                                    is no deferred
                                                    sales charge
                                                    after 5 years
--------------------------------------------------------------------------------------------------------------------------
Annual                    0.25% of                  1.00% of                  1.00% of                  None
distribution              average daily             average daily             average daily
and service               net assets                net assets                net assets
fees
--------------------------------------------------------------------------------------------------------------------------

Exchange                  Class A shares            Class B shares            Class C shares            Class Y shares
Privilege*                of most Legg              of most Legg              of most Legg              of most Legg
                          Mason Partners            Mason Partners            Mason Partners            Mason Partners
                          funds                     funds                     funds                     funds
--------------------------------------------------------------------------------------------------------------------------

* Ask your Service Agent for the Legg Mason Partners funds available for exchange.



                                                Legg Mason Partners funds     13

Sales charges

Class A shares

      You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


      The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. For shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.


--------------------------------------------------------------------------------
                                                                   Broker/Dealer
                                                                    Commission
                                       Sales Charge as a % of:      as a % of
                                      Offering      Net amount       offering
Amount of purchase                    price (%)    invested (%)       price
================================================================================
Less than $25,000                       5.00          5.26             4.50
--------------------------------------------------------------------------------
$25,000 but less than $50,000           4.25          4.17             3.83
--------------------------------------------------------------------------------
$50,000 but less than $100,000          3.75          3.63             3.38
--------------------------------------------------------------------------------
$100,000 but less than $250,000         3.25          3.09             2.93
--------------------------------------------------------------------------------
$250,000 but less than $500,000         2.75          2.04             2.48
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000       2.00          0.00             1.80
--------------------------------------------------------------------------------
$1,000,000 or more                      -0-*          -0-*          up to 1.00*
--------------------------------------------------------------------------------


* A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.


Investments of $1,000,000 or more

      You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.


14     Legg Mason Partners Small Cap Core Fund

Qualifying for a reduced Class A sales charge


      There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that will be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

o Accumulation Privilege -- lets you combine the current value of Class A shares of the fund with all other shares of Legg Mason Partners funds that are owned by:


      o     you; or
      o     your spouse or children under the age of 21; and

      that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.


      Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge and shares of those money market fund shares noted below) and Legg Mason Partners S&P 500 Index Fund may not be combined. However, shares of Legg Mason Partners Exchange Reserve Fund and Class C shares of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Limited Term Municipals Fund, Smith Barney Money Funds, Inc.-Cash and Government Portfolios, Legg Mason Partners Short Duration Municipal Income Fund, and Legg Mason Partners Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

      If your current purchase order will be placed through a Legg Mason Partners Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.


      Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.


o Letter of Intent -- lets you purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Legg Mason Partners fund shares that are subject to a sales charge and are purchased during the 13-month period by


      o     you; or
      o     your spouse or children under the age of 21

      are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards


                                                Legg Mason Partners funds     15
      your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.


      If you are setting up your letter of intent through a Smith Barney Financial Advisor, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

      Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge and shares of those money market funds noted below) and Legg Mason Partners S&P 500 Index Fund may not be combined. However, shares of Legg Mason Partners Exchange Reserve Fund and Class C shares of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Limited Term Municipals Fund, Smith Barney Money Funds, Inc.-Cash and Government Portfolios, Legg Mason Partners Short Duration Municipal Income Fund, and Legg Mason Partners Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.


      If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

      Class A initial sales charges are waived for certain types of investors, including:


o     Employees of NASD members
o Investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGMI.
o Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor's Service Agent is notified


      If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase.

      If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the SAI or visit the Legg Mason Partners' website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Class B shares

      You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

--------------------------------------------------------------------------------
Year after purchase       1st     2nd     3rd     4th     5th    6th through 8th
================================================================================
Deferred sales charge      5%      4%      3%      2%      1%         0%
--------------------------------------------------------------------------------


16     Legg Mason Partners Small Cap Core Fund

LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.


Class B conversion

      After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


-----------------------------------------------------------------------------------------------------------------
Shares issued:                          Shares issued:                                 Shares issued:
At initial                              On reinvestment of                             Upon exchange from
purchase                                dividends and                                  another Legg Mason
                                        distributions                                  Partners fund
=================================================================================================================
Approximately eight years after         In same proportion as the number               On the date the shares
the date of purchase payment            of Class B shares converting is to             originally acquired would
                                        total Class B shares you own                   have converted into
                                        (excluding shares issued as a                  Class A shares
                                        dividend)
-----------------------------------------------------------------------------------------------------------------


Class C shares

      You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.


      LMIS will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.


Class Y shares

      You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.


                                                Legg Mason Partners funds     17

More about deferred sales charges

      The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

      In addition, you do not pay a deferred sales charge on:


o     Shares exchanged for shares of another Legg Mason Partners fund
o     Shares representing reinvested distributions and dividends
o     Shares no longer subject to the deferred sales charge


      Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.


      If you redeemed shares of a Legg Mason Partners fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

      LMIS receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.


Deferred sales charge waivers

      The deferred sales charge for each share class will generally be waived:

o     On payments made through certain systematic withdrawal plans
o     On certain distributions from a retirement plan
o     For involuntary redemptions of small account balances
o     For 12 months following the death or disability of a shareholder


      If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason Partners' website: http://www.leggmason.com/InvestorServices and click on the name of the fund.



18     Legg Mason Partners Small Cap Core Fund

Buying shares

      Through a    You should contact your Service Agent to open a broker age
  Service Agent    account and make arrangements to buy shares.
                         If you do not provide the following information, your
                   order will be rejected:
                   o     Class of shares being bought
                   o     Dollar amount or number of shares being bought


                         You should pay for your shares through your brokerage
                   account no later than the third business day after you place your order. Your Service Agent may charge an annual account maintenance fee.
--------------------------------------------------------------------------------
    Through the    Qualified retirement plans and certain other investors who
           fund    are clients of certain Service Agents are eligible to buy
                   shares directly from the fund.
                   o    Write the fund at the following address:
                             Legg Mason Partners Small Cap Core Fund
                             (Specify class of shares)
                             c/o PFPC Inc.
                             P.O. Box 9699
                             Providence, RI 02940-9699
                   o    Enclose a check to pay for the shares. For initial
                        purchases, complete and send an account application.
                   o    For more information, please call Shareholder Services
                        at 1-800-451-2010.
--------------------------------------------------------------------------------
      Through a    You may authorize your Service Agent or the transfer agent to
     systematic    transfer funds automatically from (i) a regular bank
investment plan    account, (ii) cash held in a brokerage account opened with a
                   Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.
                   o    Amounts transferred should be at least $25 monthly or
                        $50 quarterly.
                   o    If you do not have sufficient funds in your account on a
                        transfer date, your Service Agent or the transfer agent may charge you a fee.

                        For more information, contact your Service Agent or the transfer agent or consult the SAI.



                                                Legg Mason Partners funds     19

Exchanging shares


        Legg Mason    You should contact your Service Agent to exchange into
 Partners offers a    other Legg Mason Partners funds. Be sure to read the
distinctive family    prospectus of the fund into which you are exchanging. An
 of funds tailored    exchange is a taxable transaction.
  to help meet the    o    You may exchange shares only for shares of the same
  varying needs of         class of another Legg Mason Partners fund. Not all
    both large and         Legg Mason Partners funds offer all classes of
   small investors         shares.
                      o    Not all Legg Mason Partners funds may be offered in
                           your state of residence. Contact your Service Agent
                           or the transfer agent for further information.
                      o    Exchanges of Class A, Class B and Class C shares are
                           subject to minimum investment requirements (except
                           for systematic investment plan exchanges), and all
                           shares are subject to the requirements of the fund
                           into which exchanges are made. Your shares will not
                           be subject to an initial sales charge at the time of
                           the exchange.
                      o    If you hold share certificates, the transfer agent
                           must receive the certificates endorsed for
                           transfer or with signed stock powers (a document
                           that transfers owner ship of certificates) before
                           the exchange is effective.
                      o    The fund may suspend or terminate your exchange
                           privilege if you engage in an excessive pattern of
                           exchanges.
--------------------------------------------------------------------------------
         Waiver of    Your shares will not be subject to an initial sales charge
        additional    at the time of the exchange.
     sales charges         Your deferred sales charge (if any) will continue to
                      be measured from the date of your original purchase of
                      shares subject to a deferred sales charge. If the fund
                      into which you exchange has a higher deferred sales
                      charge, you will be subject to that charge. If you
                      exchange at any time into a fund with a lower charge, the
                      sales charge will not be reduced.
--------------------------------------------------------------------------------
      By telephone    If you do not have a brokerage account with a Service
                      Agent, you may be eligible to exchange shares through
                      the fund. You must complete an authorization form to
                      authorize telephone transfers. If eligible, you may make
                      telephone exchanges on any day the New York Stock
                      Exchange ("NYSE") is open. Call Shareholder Services at
                      1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern
                      time). Requests received after the close of regular
                      trading on the NYSE are priced at the net asset value
                      next determined.
                            You can make telephone exchanges only between
                      accounts that have identical registrations.
--------------------------------------------------------------------------------
           By mail    If you do not have a brokerage account, contact your
                      Service Agent or write to the transfer agent at the address on the following page.



20     Legg Mason Partners Small Cap Core Fund

Redeeming shares


         Generally    Contact your Service Agent to redeem shares of the fund.
                           If you hold share certificates, the transfer agent
                      must receive the certificates endorsed for transfer or
                      with signed stock powers before the redemption is
                      effective.
                           If the shares are held by a fiduciary or corporation,
                      other documents may be required.
                           Your redemption proceeds will be sent within three
                      business days after your request is received in good
                      order. However, if you recently purchased your shares by
                      check, your redemption proceeds will not be sent to you
                      until your original check clears, which may take up to 10
                      days.
                           If you have a brokerage account with a Service Agent,
                      your redemption proceeds will be placed in your account
                      and not reinvested without your specific instruction. In
                      other cases, unless you direct otherwise, your redemption
                      proceeds will be paid by check mailed to your address of
                      record.
--------------------------------------------------------------------------------
           By mail    For accounts held directly at the fund, send written
                      requests to the fund at the following address:
                           Legg Mason Partners Funds
                           Legg Mason Partners Small Cap Core Fund
                           (Specify class of shares)
                           c/o PFPC Inc.
                           P.O. Box 9699
                           Providence, RI 02940-9699

                      Your written request must provide the following:

                      o     The fund name and your account number
                      o The class of shares and the dollar amount or number of shares to be redeemed
                      o     Signatures of each registered owner of the account



                                                Legg Mason Partners funds     21

      By telephone    If you do not have a brokerage account with a Service
                      Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Shareholder
                      Services at 1-800-451-2010 between 9:00 a.m. and 4:00
                      p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.
                           Your redemption proceeds can be sent by check to
                      your address of record or by wire or electronic transfer
                      (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

--------------------------------------------------------------------------------
    Automatic cash    You can arrange for the automatic redemption of a
   withdrawal plan    portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

                           The following conditions apply:

                      o    Your shares must not be represented by certificates
                      o    All dividends and distributions must be reinvested

                      For more information, contact your Service Agent or consult the SAI.
--------------------------------------------------------------------------------


22     Legg Mason Partners Small Cap Core Fund

Other things to know about share transactions

      When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

o     Name of the fund
o     account number
o     Class of shares being bought, exchanged or redeemed
o     Dollar amount or number of shares being bought, exchanged or redeemed
o     Signature of each owner exactly as the account is registered


      The fund's transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking a caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.


Signature guarantees

      To be in good order, your redemption request must include a signature guarantee if you:


o     Are redeeming over $50,000
o Are sending signed share certificates or stock powers to the transfer agent
o Instruct the transfer agent to mail the check to an address different from the one on your account
o     Changed your account registration
o     Want the check paid to someone other than the account owner(s)
o Are transferring the redemption proceeds to an account with a different registration


      You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

      The fund has the right to:

o     Suspend the offering of shares
o     Waive or change minimum and additional investment amounts
o     Reject any purchase or exchange order
o     Change, revoke or suspend the exchange privilege
o     Suspend telephone transactions
o Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
o Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

      If at any time the aggregate net asset value of the fund shares in your account is less than $500, the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds.


                                                Legg Mason Partners funds     23

In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to the mandatory redemption, which may vary by class, or implement fees for small accounts.

      The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.


      For more information, contact your Service Agent or the transfer agent or consult the SAI.

Frequent Purchase and Sales of Fund shares


      Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund's portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund's long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.


      Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.


24     Legg Mason Partners Small Cap Core Fund

      The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund's ability to monitor trading in onmibus accounts may, however, be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

      The fund's policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds, managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund's portfolio holdings, as such information may be used for market-timing and similar abusive practices.

      The fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future upon notice to shareholders and prospective investors. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect trading abuses, the fund's performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes.

Share certificates

      Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.


                                                Legg Mason Partners funds     25

Dividends, distributions and taxes

Dividends and distributions


      The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.


Taxes

      In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

--------------------------------------------------------------------------------
Transaction                            Federal tax status
================================================================================
Redemption or exchange of shares       Usually capital gain or loss; long-term
                                       only if shares owned more than one year
--------------------------------------------------------------------------------
Long-term capital gain distributions   Long-term capital gain
--------------------------------------------------------------------------------
Dividends                              Ordinary income, potentially taxable at
                                       long-term capital gain rates
--------------------------------------------------------------------------------

      Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

      Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

      Corporations may be able to take a dividends-received deduction for a portion of the income they receive.


26     Legg Mason Partners Small Cap Core Fund

      After the end of each year, the fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

      The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.


                                                Legg Mason Partners funds     27

Share price

      You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

      The Board of Directors has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the manager.


      The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund's Board using a variety of pricing techniques and methodologies. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities of small capitalization companies -- some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable -- the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated.


      Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

      International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.


28     Legg Mason Partners Small Cap Core Fund

      In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

      Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the transfer agent before the transfer agent's close of business.



                                                Legg Mason Partners funds     29

Financial highlights


      The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund's financial statements which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is incorporated by reference and is available upon request.

-----------------------------------------------------------------------------------------------------------------------------
For a Class A share(1) of capital stock
outstanding throughout each year ended December 31:
-----------------------------------------------------------------------------------------------------------------------------
                                                 2005           2004             2003              2002           2001
=============================================================================================================================
Net asset value, beginning of year            $   16.45      $   14.29        $    10.22        $    12.80       $    12.91
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment loss                            (0.05)         (0.04)            (0.00)(2)         (0.02)           (0.01)
   Net realized and unrealized gain (loss)         0.65           2.46              4.07             (2.56)           (0.10)
-----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                0.60           2.42              4.07             (2.58)           (0.11)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net realized gains                             (2.84)         (0.26)               --                --               --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                               (2.84)         (0.26)               --                --               --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $   14.21      $   16.45        $    14.29        $    10.22       $    12.80
-----------------------------------------------------------------------------------------------------------------------------
Total return(3)                                    3.27%         16.94%            39.82%           (20.16)%          (0.85)%
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s)                $  36,173      $  38,216        $   40,198        $   27,281       $   33,576
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Gross expenses                                  1.32%          1.28%             1.13%             1.26%            1.23%
   Net expenses                                    1.27(4)        1.28(4)(5)        1.13              1.26             1.23
   Net investment loss                            (0.29)         (0.27)            (0.01)            (0.17)           (0.08)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              86%            84%              119%               83%              87%
-----------------------------------------------------------------------------------------------------------------------------

(1)   Per share amounts have been calculated using the average shares method.
(2)   Amount represents less than $0.01 per share.
(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)   The distributor reimbursed a portion of its distribution fees.
(5)   The administrator voluntarily waived a portion of its administration fee.



30     Legg Mason Partners Small Cap Core Fund

-----------------------------------------------------------------------------------------------------------------------------
For a Class B share(1) of capital stock
outstanding throughout each year ended December 31:
-----------------------------------------------------------------------------------------------------------------------------
                                                 2005           2004             2003              2002           2001
=============================================================================================================================
Net asset value, beginning of year            $   15.36      $   13.45        $     9.71        $    12.26       $    12.45
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment loss                            (0.17)         (0.14)            (0.10)            (0.10)           (0.10)
   Net realized and unrealized gain (loss)         0.61           2.31              3.84             (2.45)           (0.09)
-----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                0.44           2.17              3.74             (2.55)           (0.19)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net realized gains                             (2.84)         (0.26)               --                --               --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                               (2.84)         (0.26)               --                --               --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $   12.96      $   15.36        $    13.45        $     9.71       $    12.26
-----------------------------------------------------------------------------------------------------------------------------
Total return(2)                                    2.45%         16.14%            38.52%           (20.80)%          (1.53)%
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s)                $  14,735      $  20,845        $   21,613        $   17,627       $   24,557
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Gross expenses                                  2.09%          2.00%             2.02%             2.00%            1.97%
   Net expenses                                    2.09           2.00(3)           2.02              2.00             1.97
   Net investment loss                            (1.12)         (0.99)            (0.90)            (0.93)           (0.82)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              86%            84%              119%               83%              87%
-----------------------------------------------------------------------------------------------------------------------------


(1)   Per share amounts have been calculated using the average shares method.
(2) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)   The administrator voluntarily waived a portion of its administration fee.


                                                Legg Mason Partners funds     31

-----------------------------------------------------------------------------------------------------------------------------
For a Class C share(1)(2) of capital stock
outstanding throughout each year ended December 31:
-----------------------------------------------------------------------------------------------------------------------------
                                                 2005           2004             2003              2002           2001
=============================================================================================================================
Net asset value, beginning of year            $   15.36      $   13.46        $     9.71        $    12.26       $    12.45
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment loss                            (0.16)         (0.14)            (0.10)            (0.10)           (0.10)
   Net realized and unrealized gain (loss)         0.60           2.30              3.85             (2.45)           (0.09)
-----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                0.44           2.16              3.75             (2.55)           (0.19)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net realized gains                             (2.84)         (0.26)               --                --               --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                               (2.84)         (0.26)               --                --               --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $   12.96      $   15.36        $    13.46        $     9.71       $    12.26
-----------------------------------------------------------------------------------------------------------------------------
Total return(3)                                    2.44%         16.05%            38.62%           (20.80)%          (1.53)%
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s)                $  17,944      $  21,577        $   20,285        $   14,419       $   18,108
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Gross expenses                                  2.09%          2.00%             2.03%             1.99%            1.98%
   Net expenses                                    2.09           2.00(4)           2.03              1.99             1.98
   Net investment loss                            (1.11)         (0.99)            (0.91)            (0.91)           (0.82)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              86%            84%              119%               83%              87%
-----------------------------------------------------------------------------------------------------------------------------


(1)   Per share amounts have been calculated using the average shares method.
(2)   On April 29, 2004, Class L shares were renamed as Class C shares.
(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)   The administrator voluntarily waived a portion of its administration fee.


32     Legg Mason Partners Small Cap Core Fund

-----------------------------------------------------------------------------------------------------------------------------
For a Class Y share(1) of capital stock
outstanding throughout each year ended December 31:
-----------------------------------------------------------------------------------------------------------------------------
                                                 2005           2004             2003              2002           2001
=============================================================================================================================
Net asset value, beginning of year            $   16.88      $   14.59        $    10.42        $    13.00       $    13.07
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income                           0.02           0.03              0.04              0.03             0.04
   Net realized and unrealized gain (loss)         0.68           2.52              4.15             (2.60)           (0.09)
-----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                0.70           2.55              4.19             (2.57)           (0.05)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                             --             --             (0.02)            (0.00)(2)        (0.01)
   Net realized gains                             (2.84)         (0.26)               --                --               --
   Return of capital                                 --             --                --             (0.01)           (0.01)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                               (2.84)         (0.26)            (0.02)            (0.01)           (0.02)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $   14.74      $   16.88        $    14.59        $    10.42       $    13.00
-----------------------------------------------------------------------------------------------------------------------------
Total return(3)                                    3.79%         17.48%            40.21%           (19.77)%          (0.37)%
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s)                $ 145,581      $ 357,840        $  409,525        $  258,539       $  295,812
-----------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Gross expenses                                  0.82%          0.79%             0.80%             0.80%            0.80%
   Net expenses                                    0.82           0.78(4)           0.80              0.80             0.80
   Net investment income                           0.11           0.22              0.32              0.29             0.36
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              86%            84%              119%               83%              87%
-----------------------------------------------------------------------------------------------------------------------------


(1)   Per share amounts have been calculated using the average shares method.
(2)   Amount represents less than $0.01 per share.
(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)   The administrator voluntarily waived a portion of its administration fee.


                                                Legg Mason Partners funds     33

Legg Mason Partners
Small Cap Core Fund, Inc.

You may visit the fund's web site at www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of additional information ("SAI") or an Annual or Semi-Annual Report or to request other information.


SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Shareholder Services at 1-800-451-2010, or by writing to the fund at Legg Mason Partners Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act
file no. 811-05928)
FD 01305 5/06


[LOGO]
 LEGG
MASON

                               LEGG MASON PARTNERS
                            SMALL CAP CORE FUND, INC.

                                   May 1, 2006


                                125 Broad Street
                            New York, New York 10004
                                  800-451-2010

                       Statement of Additional Information


      This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the current prospectus of Legg Mason Partners Small Cap Core Fund, Inc. (the "fund" or "Company"), dated May 1, 2006, as amended or supplemented from time to time, and should be read in conjunction with the fund's prospectus. The fund's prospectus may be obtained free of charge from any Smith Barney Financial Advisor, or by writing to the fund at the address set forth above or calling the fund at the toll free telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

      You may obtain a copy of the fund's 2005 Annual Report to Shareholders without charge by writing to the fund at the address set forth above or calling the fund at the toll free telephone number set forth above.


FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Table of Contents

      For ease of reference, the same section headings are used in both the prospectus and this SAI except where shown below:

      Management of the Fund .............................................    2
      Portfolio Manager Disclosure .......................................   11
      Investment Objective and Management Policies .......................   13
      Purchase, Exchange and Redemption of Shares ........................   26
      Distribution .......................................................   36
      Determination of Net Asset Value ...................................   38
      Taxes ..............................................................   39
      Additional Information .............................................   45
      Financial Statements ...............................................   48
      Appendix A: Summary of Proxy Voting Policies and Procedures ........  A-1

      This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective Prospectus.

                             MANAGEMENT OF THE FUND

      The executive officers of the fund are employees of certain of the organizations that provide services to the fund. These organizations are as follows:


    Name                                                      Service
    ----                                                      -------
    Legg Mason Investor Services LLC ("LMIS") .............   Distributor
    TIMCO Asset Management Company
      ("TIMCO" or the "investment manager") ...............   Investment Adviser
    Smith Barney Fund Management LLC
      ("SBFM" or the "administrator") .....................   Administrator
    State Street Bank and Trust Company ("State Street") ..   Custodian
    PFPC Inc. ("PFPC") ("Transfer Agent") .................   Transfer Agent


      These organizations and the functions they perform for the fund are discussed in the prospectus and in this SAI.

Directors and Executive Officers


      The Directors and Officers of the Company, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Legg Mason, Inc. ("Legg Mason") the Directors oversee, and other directorships held are set forth below. Each Director is elected and holds office until a successor is appointed. "Fund Complex" consists of the Company and any other investment companies associated with Legg Mason.


      An asterisk in the table below identifies those Directors and Officers who are "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Director and Officer of the Company noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below, and is referred to as an "Interested Director." All other Directors are not deemed to be "interested persons" of the Company, as defined in the 1940 Act, and are referred to as "Independent Directors."

                                                                                          Number
                                          Term of                                       Portfolios
                                          Office+                                         in Fund
                         Position(s)     and Length                                       Complex
   Name, Address          Held with       of Time       Principal Occupation(s)         Overseen by       Other Directorships
and Year of Birth           Fund          Served        During Past 5 Years              Director         Held by Director**
-----------------        -----------     ----------     -----------------------         -----------       -------------------
INDEPENDENT
DIRECTORS

Lee Abraham                Director         Since       Retired; Former Director             27                   N/A
13732 LeHavre Drive                         1999        of Signet Group PLC
Frenchman's Creek                                       (specialty retail jeweler)
Palm Beach Gardens,
FL 33410
Birth year: 1927

Jane F. Dasher             Director         Since       Controller of PBK                    27                   N/A
c/o R. Jay Gerken                           1999        Holdings, Inc., a family
Legg Mason                                              investment company
399 Park Avenue
New York, NY 10022
Birth year: 1949

                                                                                          Number
                                          Term of                                       Portfolios
                                          Office+                                         in Fund
                         Position(s)     and Length                                       Complex
   Name, Address          Held with       of Time       Principal Occupation(s)         Overseen by       Other Directorships
and Year of Birth           Fund          Served        During Past 5 Years              Director         Held by Director**
-----------------        -----------     ----------     -----------------------         -----------       -------------------

Donald R. Foley            Director         Since       Retired                              18                   N/A
3668 Freshwater Drive                       1982
Jupiter, FL 33477
Birth year: 1922


Richard E. Hanson, Jr.     Director         Since       Retired; Former Head of              27                   N/A
2751 Vermont Route 140                      1999        the New Atlanta Jewish
Poultney, VT 05764                                      Community High School
Birth year: 1941

Paul Hardin                Director         Since       Professor of Law and                 34                   N/A
12083 Morehead                              1994        Chancellor Emeritus at
Chapel Hill, NC 27514                                   University of North
Birth year: 1931                                        Carolina

Roderick C. Rasmussen      Director         Since       Investment Counselor                 27                  None
9 Cadence Court                             1982
Morristown, NJ 07960
Birth year: 1926


John P. Toolan             Director         Since       Retired                              27                  None
13 Chadwell Place                           1992
Morristown, NJ 07960
Birth year: 1930


INTERESTED
DIRECTOR


R. Jay Gerken*             Director/        Since       Chairman, President and             169                  None
Citigroup Asset            Chairman         2002        Chief Executive Officer
Management                 President                    of SBFM and Citi Fund
("CAM")                    and Chief                    Management, Inc. ("CFM");
399 Park Avenue            Executive                    Chairman, President and
New York, NY 10022         Officer                      Chief Executive Officer of
Birth year: 1951                                        certain mutual funds
                                                        associated with Legg Mason;
                                                        formerly President and
                                                        Chief Executive Officer
                                                        of Travelers Investment
                                                        Adviser, Inc., and
                                                        formerly, Portfolio
                                                        Manager of Smith Barney
                                                        Allocation Series Inc.
                                                        (from 1996 to 2001) and
                                                        Smith Barney Growth and
                                                        Income Fund (from 1996 to
                                                        2001)


OFFICERS


                                                          Term of Office+
   Name, Address                  Position(s) Held         and Length of          Principal Occupation(s)
 and Year of Birth                    with Fund             Time Served           During Past 5 Years
 -----------------                ----------------        ---------------         -----------------------
Andrew B. Shoup               Senior Vice President and     Since 2003            Director of CAM; Senior
CAM                           Chief Administrative                                Vice President and Chief
125 Broad Street              Officer                                             Administrative Officer of
New York, NY 10004                                                                certain mutual funds associated
Birth year: 1956                                                                  with Legg Mason; Treasurer of
                                                                                  certain mutual funds associated
                                                                                  with Legg Mason; Head of
                                                                                  International Funds
                                                                                  Administration of CAM (from
                                                                                  2001 to 2003); Director of
                                                                                  Global Funds Administration of
                                                                                  CAM (from 2000 to 2001); Head
                                                                                  of U.S. Citibank Funds
                                                                                  Administration of CAM (from
                                                                                  1998 to 2000).

Robert J. Brault              Chief Financial Officer          Since              Director of CAM; Chief
CAM                           and Treasurer                    2004               Financial Officer and Treasurer
125 Broad Street                                                                  of certain mutual funds
New York, NY 10004                                                                associated with Citigroup;
Birth year: 1965                                                                  formerly, Controller of certain
                                                                                  mutual funds associated with
                                                                                  Legg Mason

Yu-Nien Charles Ko, CFA       Vice President and               Since              Investment Officer of TIMCO
Batterymarch                  Investment Officer               2006               since 2006; Senior Portfolio
200 Clarendon Street                                                              Manager and co-director of U.S.
Boston, MA  02116                                                                 Investment Team (since 2006);
Birth Year: 1971                                                                  Portfolio Manager (2003-2005);
                                                                                  Quantitative Analyst (2000-2003)
                                                                                  of Batterymarch

Stephen A. Lanzandorf, CFA    Vice President and               Since              Investment Officer of TIMCO
Batterymarch                  Investment Officer               2006               since 2006; Senior Portfolio
200 Clarendon Street                                                              Manager and co-director of U.S.
Boston, MA  02116                                                                 Investment Team (since 2006) of
Birth Year: 1962                                                                  Batterymarch; Director of
                                                                                  Quantitative Strategies (200-2005),
                                                                                  Senior Vice President (1997-2000),
                                                                                  Vice President (1994-1997) of
                                                                                  Independent Investments


                                                          Term of Office+
   Name, Address                  Position(s) Held         and Length of          Principal Occupation(s)
 and Year of Birth                    with Fund             Time Served           During Past 5 Years
 -----------------                ----------------        ---------------         -----------------------

Ted P. Becker                 Chief Compliance                 Since              Managing Director of
CAM                           Officer                          2006               Compliance at Legg Mason &
399 Park Avenue                                                                   Co., LLC, (2005-Present); Chief
New York, NY 10022                                                                Compliance Officer with certain
Birth Year: 1951                                                                  mutual funds associated with
                                                                                  CAM (since 2006); Managing
                                                                                  Director of Compliance at
                                                                                  Citigroup Asset Management
                                                                                  (2002-2005). Prior to 2002,
                                                                                  Managing Director- Internal
                                                                                  Audit & Risk Review at
                                                                                  Citigroup Inc.

John Chiota                   Chief Anti-Money                                    Vice President of CAM (since
CAM                           Laundering Compliance                               2004); Chief Anti-Money
100 First Stamford Place      Officer                                             Laundering Compliance Officer
5th Floor                                                                         with certain mutual funds
Stamford, CT 06902                                                                associated with CAM (since
Birth Year: 1968                                                                  2006); prior to August 2004,
                                                                                  Chief AML Compliance Officer
                                                                                  with TD Waterhouse

Robert I. Frenkel             Secretary and                    Since              Managing Director and General
CAM                           Chief Legal Officer              2003               Counsel of Global Mutual Funds
300 First Stamford Place                                                          for CAM and its predecessor
Stamford, CT 06902                                                                (since 1994); Secretary and
Birth year: 1954                                                                  Chief Legal Officer of mutual
                                                                                  funds associated with Legg
                                                                                  Mason


----------
+     Directors serve until their successors are elected and qualified.
* Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is Managing Director of SBFM and a director and/or officer of affiliates of SBFM.
** This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (the "1934 Act") (i.e., "public companies") or other investment companies registered under the 1940 Act.


      Allan J. Bloostein, formerly a Director, retired from the Board as of January 1, 2005, and has become a Director Emeritus.


      The business affairs of the fund are managed by or under the direction of the Board of Directors.

      The fund has an audit committee ("Audit Committee") comprised of Ms. Dasher and Messrs. Toolan and Abraham. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. The Audit Committee oversees the scope of the fund's audits, the fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the fund for their ratification, the selection, appointment, retention or termination of the fund's independent registered public accounting firm, and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund's independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

      The fund has an administrative and goverance committee which acts as a nominating and compensation committee of the Board of Directors. The members of this committee are Messrs. Foley, Abraham and Hanson. The fund has a pricing committee composed of the Chairman of the Board and one Independent Director which is charged with determining fair value prices for securities when required. During the most recent fiscal year, the administrative and governance committee did not meet and the pricing committee did not meet.

      The fund also has an Investment Committee responsible for reviewing the investment performance of the fund which is comprised of Messrs. Hanson, Rasmussen and Toolan. The Investment Committee meets quarterly with senior representatives of TIMCO concerning performance and investment matters, including proposed changes in benchmarks and investment strategies. During the most recent fiscal year the investment committee met four times.

      Five meetings of the Board were held between January 1, 2005 and December 31, 2005, four of which were regular meetings. No incumbent Director attended less than 75% of these meetings.

      The following table sets forth the dollar range of equity securities in the Company beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2005:

                                                             Aggregate Dollar Range(1) of Equity
                                                           Securities in All Registered Investment
                           Dollar Range(1) of Equity          Companies overseen by director in
Name of Director           Securities in the Company            Family of Investment Companies
----------------           -------------------------       ---------------------------------------
Lee Abraham                            A                                      E
Jane F. Dasher                         C                                      E
Donald R. Foley                        A                                      E
R. Jay Gerken                          C                                      E
Richard E. Hanson, Jr.                 A                                      E
Paul Hardin                            B                                      D
Roderick C. Rasmussen                  A                                      C
John P. Toolan                         A                                      E


----------
(1)   A. None; B. $1-$10,000; C. $10,001-$50,000; D. $50,001-$100,000 and E.
      over $100,000


      As of December 31, 2005, none of the Independent Directors, or his or her immediate family members, beneficially owned or of record any securities in the investment adviser, administrator or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, administrator or principal underwriter of the fund.

      The following table shows the compensation paid by the Company and other CAM Mutual Funds to each Director during the Company's last fiscal year. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its Directors and Officers. Officers and Interested Directors of the Company are compensated by CAM. The following table shows the compensation paid by the fund to each Director during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. Officers and Interested Directors of the fund are compensated by CAM. The fund pays each Director who is not an officer, director or employee of CAM or any of its affiliates a fee of $60,000 per annum and are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these directors receive $100 per fund for each telephone meeting plus reimbursement for travel and out-of-pocket expenses. For the fund's fiscal year ended December 31, 2005, such fees and expenses totaled $26,007.


                               COMPENSATION TABLE


                                                       Total           Total Number of
                                Aggregate           Compensation       Funds for Which
                              Compensation         from Fund and       Director Serves
Name of Director              from the Fund         Fund Complex      within Fund Complex
----------------              -------------         ------------      -------------------
Lee Abraham                       $402                $ 73,000                 27
Jane Dasher                       $425                $ 78,155                 27
Allan J. Bloostein
Donald R. Foley*                  $367                $ 50,900                 18
R. Jay Gerken+                    $ -0-               $     -0-               182
Richard E. Hanson, Jr.            $502                $ 73,900                 27
Paul Hardin                       $502                $104,700                 34
Roderick C. Rasmussen*            $323                $ 43,900                 27
John P. Toolan*                   $525                $ 77,200                 27


----------
+ Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is a Director of TIMCO and a director and/or officer of affiliates of TIMCO, the Fund's investment adviser.

* Pursuant to the Company's deferred compensation plan, the indicated director has elected to defer the following amount of their compensation from the Company: Donald R. Foley: $158, and the following amounts of their total compensation from the Fund Complex: Donald Foley: $11,050 and Roderick C. Rasmussen: $30,000.

      The funds have adopted an unfunded, non-qualified deferred compensation plan (the "Plan"), which allows Independent Directors to defer the receipt of all or a portion of the directors fees earned until a later date specified by the Independent Directors. The deferred fees earn a return based on notional investments selected by the Independent Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the statement of operations under directors' fees. Under the Plan, deferred fees are considered a general obligation of the fund and any payments made pursuant to the Plan will be made from the fund's general assets. As of December 31, 2005, the fund had accrued $3,020 as deferred compensation.

      Upon attainment of age 72 the Company's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80, unless elected as a director prior to the adoption of the emeritus program. Mr. Bloostein became a Director Emeritus as of January 1, 2005. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Company's directors, together with reasonable out-of-pocket expenses for each meeting attended. For the calendar year ended December 31, 2005 fees paid to Directors Emeritus by the fund were $190.

      On April 17, 2006 Directors and Officers owned, in the aggregate, less than 1% of the outstanding shares of the fund.

[INFORMATION TO BE FORTHCOMING]

      As of April 17, 2006 to the knowledge of the fund, no single shareholder or group (as the term is used in Section 13(d) of the 1934 Act) beneficially owned of record more than 5% of the outstanding shares of any Class of the fund with the exception of the following:

         Name & Address         Shares Held                   Percent
         --------------         -----------                   -------








         Name & Address         Shares Held                   Percent
         --------------         -----------                   -------

                    INVESTMENT MANAGEMENT AND OTHER SERVICES


       TIMCO serves as investment manager to each fund pursuant to an investment management agreement (the "Management Agreement"). Each agreement was most recently approved by the board of trustees, including a majority of the independent trustees, on August 1, 2005 and by each fund's shareholders on November 29, 2005. The Management Agreement became effective on December 1, 2005 as a result of the sale of substantially all of Citigroup Inc.'s ("Citigroup") asset management business to Legg Mason. The manager is an indirect wholly-owned subsidiary of Legg Mason. Prior to December 1, 2005, the manager was an indirect wholly-owned subsidiary of Citigroup.

       Under the Management Agreements subject to the supervision and direction of the trust's board of directors, the manager manages each fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of each fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund's existence, and (v) maintaining the registration and qualification of the fund's shares under federal and state laws.

       TIMCO (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment management services to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of December 31, 2005 of approximately $106 billion. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason's asset management operation had aggregate assets under management of approximately $850.5 billion.

      The Management Agreements have an initial term of two years and will continue in effect with respect to each fund from year to year thereafter provided such continuance is specifically approved at least annually (a) by the trust's Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and in either event, by a majority of the independent trustees with such independent trustees casting votes in person at a meeting called for such purpose. The funds or the manager may terminate each Management Agreement on sixty days' written notice without penalty. Each Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

      The funds bear expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of independent trustees; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or board of trustees of the trust.

      As compensation for investment advisory services, the fund pays TIMCO a fee computed daily and paid monthly at the annual rate of 0.65% of the value of the fund's average daily net assets. For the 2005, 2004 and 2003 fiscal years, the fund paid $1,955,732, $3,245,464 and $2,540,931, respectively, in investment advisory fees.

      TIMCO (through its predecessor entities) has been in the investment counseling business since 1967 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of December 31, 2005 of approximately $4 billion.

Administrator

      SBFM, located at 399 Park Avenue, New York, NY 10022 serves as administrator to the fund pursuant to a written agreement (the "Administration Agreement"). SBFM pays the salary of any officer and employee who is employed by both it and the fund and bears all expenses in connection with the performance of its services. As compensation for administration services rendered to the fund, SBFM receives a fee at the annual rate of 0.10% of the value of the fund's average daily net assets. For the 2005, 2004 and 2003 fiscal years, the fund paid SBFM $300,882, $499,302, of which $25,933 was waived and $390,912, respectively, in administration fees.

      SBFM was incorporated in December 1968, converted to a limited liability company in 1999 and renders investment management advice to investment companies with aggregate assets under management in excess of $106 billion as of December 31, 2005. SBFM is an affiliate of CGMI. SBFM and CGMI are subsidiaries of Citigroup, a financial services company that uses diverse channels to offer a broad range of financial services to consumer and corporate customers around the world.


      Code of Ethics Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

      Copies of the code of ethics of the fund, its investment adviser and principal underwriter are on file with the SEC.

      Proxy Voting Guidelines and Procedures Although individual Board members may not agree with particular policies or votes by the investment adviser, the Board has approved delegating proxy voting discretion to the investment adviser believing that the investment adviser should be responsible for voting because it is a matter relating to the investment decision making process.

      Attached as Appendix A is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the investment adviser or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the investment adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the investment adviser always endeavors to vote proxies relating to portfolio securities in accordance with the fund's investment objectives.

      Information on how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 will be available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund's website at http://CitigroupAM.com and (3) on the SEC's website at http://www.sec.gov.

Independent Registered Public Accounting Firm


      KPMG LLP, 345 Park Avenue, New York, NY 10154, has been selected as the fund's independent registered public accounting firm to audit and report on the fund's financial statements and highlights for the fiscal year ending December 31, 2006.

                          PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers


      The following tables set forth certain additional information with respect to the portfolio manager for the Fund. Unless noted otherwise, all information is provided as of December 31, 2005.

Other Accounts Managed by Portfolio Manager


      The table below identifies, for the portfolio manager, the number of accounts (other than the fund) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.


                                    Registered               Other Pooled
      Portfolio                     Investment                Investment                    Other
      Manager(s)                     Companies                 Vehicles                    Accounts
---------------------------   -----------------------      -------------------       ----------------------
Yu-Nien Charles Ko, CFA       4 Registered investment      12 Other pooled           163 Other accounts
                              companies with               investment vehicles       with $8,165,750,526
                              $1,008,108,353 billion       with $760,099,727         billion in total assets
                              in total assets              in total assets under     under management
                              under management             management

Stephen A. Lanzandorf, CFA    4 Registered investment      12 Other pooled           163 Other accounts
                              companies with               investment vehicles       with $8,165,750,526
                              $1,008,108,353 billion       with $760,099,727         billion in total assets
                              in total assets              in total assets under     under management
                              under management             management

       One pooled investment vehicle, with assets of $40,824,704, and ten other accounts with assets of $716,093,976, have advisory fees based on the performance of the account.

      CAM North America LLC ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

      CAM has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

      The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-CAM investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). CAM may also measure the team's pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another).

The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

      Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest


      Potential conflicts of interest may arise when a fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above. The investment manager and the portfolios have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment manager and the individuals that it employs. For example, TIMCO seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. TIMCO has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by TIMCO and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

      Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

      Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

      Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

      Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.


Portfolio Manager Securities Ownership


      The table below identifies ownership of fund securities by the Portfolio Manager as of December 31, 2005.


                                                          Dollar Range of
          Portfolio Manager(s)                        Ownership of Securities
          --------------------                        -----------------------

        Yu-Nien Charles Ko, CFA                                None
        Stephen A. Lanzandorf, CFA                             None


                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

      The prospectus discusses the fund's investment objective and the policies it employs to achieve its objective. The following discussion supplements the description of the fund's investment objective and management policies in the prospectus.

      Small Capitalization Companies. The fund will invest, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in common stocks of U.S. companies that fall in the bottom 20% of market capitalizations of publicly traded U.S. companies and have market capitalization in excess of $100 million at the time of initial investment. Small capitalization companies are considered to be companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of small capitalization companies for purposes of the fund's 80% investment policy. Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and
(iii) depend upon a limited or less experienced management group. The securities of small companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the fund of small company securities in order to meet redemptions may require the fund to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable. (The fund's 80% investment policy may be changed by the Board of Directors with 60 days' notice to shareholders).

      Preferred Stocks and Convertible Securities. The fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stocks entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

      Warrants. Warrants acquired by the fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

      REITs. The fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code").

      Illiquid and Restricted Securities. The fund may invest up to 15% of its net assets in securities (excluding those subject to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")), with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) time deposits maturing from two business days through seven calendar days, (c) to the extent that a liquid secondary market does not exist for the instruments, futures contracts and options on those contracts and (d) other securities that are subject to restrictions on resale that the investment adviser has determined are not liquid under guidelines established by the fund's Board of Directors.

      Foreign Securities. The fund may invest up to 10% of its assets in securities of foreign issuers, including securities denominated in foreign currencies. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends or interest payable on foreign securities, and in some cases capital gains, may be subject to foreign withholding or other foreign taxes. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than U.S. dollars. Certain of the foreign securities held by the fund may not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

      ADRs. The fund may purchase American Depository Receipts ("ADRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

      Repurchase Agreements. The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only upon receipt of fully adequate collateral and only with commercial banks (whether U.S. or foreign) and registered broker-dealers. Repurchase agreements may also be viewed as loans made by the fund which are collateralized primarily by the securities subject to repurchase. The fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed in or prevented from exercis-ing its rights to dispose of the collateral securities. Pursuant to policies established by the fund's Board of Directors, the investment adviser monitors the creditworthiness of all issuers with which the fund enters into repurchase agreements.

      Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund's entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements with broker-dealers and other financial institutions. Such agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, are considered to be borrowings by the fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the investment adviser believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund's assets. The fund or its custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

      Lending of Portfolio Securities. The fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. The fund may not lend its portfolio securities to CGM or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities") which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund or with CGM, and which is acting as a "finder."

      In lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and
(f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the fund's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Payments received by the fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "TAXES" below).

      Short Term Instruments. As stated in the prospectus, the fund may invest in short term and money market instruments. Money market instruments in which the fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

      Bank Obligations. Certificates of deposits ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

      Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

      Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

      Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

      In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, TIMCO will carefully evaluate such investments on a case-by-case basis.

      Savings and loans associations whose CDs may be purchased by the fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

Derivative Contracts

      Writing Covered Call Options. The fund may write (sell) covered call options for hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the investment adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

      A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The investment adviser and the fund believe that writing of covered call options is less risky than writing uncovered or "naked" options, which the fund will not do.

      Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. When writing a covered call option, the fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the fund's custodian.

      The premium the fund receives for writing a call option is deemed to constitute the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the investment adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability in the fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value." The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

      Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the fund will be able to effect such closing transactions at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

      The fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

      The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

      The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

      Purchasing Put Options. The fund may purchase put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

      The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the investment adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

      The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

      The premium paid by the fund when purchasing a put option will be recorded as an asset in the fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, as calculated by the fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

      Purchasing Call Options. The fund may purchase call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

      The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the fund's current return.

      Index Futures Contracts. The fund may enter into futures contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

      Futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

      The fund's futures transactions will be entered into for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities it has committed to purchase or expects to purchase.

      "Margin" with respect to futures contracts is the amount of funds that must be deposited by the fund with a broker in order to initiate futures trading and to maintain the fund's open positions in futures contracts. A margin deposit made when the futures contract is entered into ("initial margin") is intended to assure the fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins, which may be 5% or less of the value of the futures contract being traded.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the fund. In computing daily net asset values, the fund will mark to market the current value of its open futures contracts. The fund expects to earn interest income on its margin deposits.

      Options on Futures Contracts. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

      As an alternative to purchasing call and put options on futures, the fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on futures contracts.

      To reduce or eliminate the leverage then employed by the fund or to reduce or eliminate the hedge position then currently held by the fund, the fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

      The fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation under that Act. The fund will enter into transactions in futures contracts and options on futures contracts only for hedging purposes.

      New options and futures contracts and various combinations thereof continue to be developed and the fund may invest in any such options and contracts as may be developed to the extent consistent with their investment objectives and regulatory requirements applicable to investment companies.

      The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund however, continues to have policies with respect to futures and options thereon as set forth above. The current view of the staff of the SEC is that a fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund's custodian or a desig-nated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging

Investment Restrictions

      The fund is subject to certain restrictions and policies that are "fundamental," which may not be changed without a "vote of a majority of the outstanding voting securities" of the fund, as defined under the 1940 Act and Rule 18f-2 thereunder. The fund is subject to other restrictions and policies that are "non-fundamental" and which may be changed by the fund's Board of Directors without shareholder approval, subject to any applicable disclosure requirements.

      Fundamental Policies. Without the approval of a majority of its outstanding voting securities, the fund may not:

      1. invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder;

      2. issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder;

      3. invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry;

      4. borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions;

      5. make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and
            (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act;

      6. engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities; and

      7. purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in REIT securities.

Non-fundamental Policies. As a non-fundamental policy, the fund may not:

      1. purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin;

      2. purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would invested in securities that are illiquid; and

      3. invest in any company for the purpose of exercising control of management.

      The fund has adopted a non-fundamental investment policy prohibiting it from investing in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered closed-end investment companies, to the extent permissible under Section 12(d)(1)(G) of the 1940 Act.

      Certain restrictions listed above permit the fund without shareholder approval to engage in investment practices that the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in these practices would require Board approval. If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Disclosure of Portfolio Holdings


      The fund has adopted policies and procedures developed by Citigroup Asset Management ("CAM"), the business unit that includes the fund's investment manager, with respect to the disclosure of the fund's portfolio securities and any ongoing arrangements to make available information about each fund's portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund's portfolio holdings is in the best interests of such fund's shareholders, and that any conflicts of interest between the interests of the fund's shareholders and those of TIMCO or its affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund's portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

      CAM's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

      Under the policy, a fund's complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund's holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the fund's Internet site that is accessible by the public, or through public release by a third party vendor.

      The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

      1. A fund's top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

      2. A fund's top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

      3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

      4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

      5. A fund's sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund's out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy's general principles.

      6. A fund's portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

      Under the policy, if information about a fund's portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund's portfolio securities will be reviewed at least annually by a fund's Board.

      The approval of a fund's Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM's legal department, as necessary. Exceptions to the policies are reported to a fund's Board at its next regularly scheduled meeting.

      Currently, the fund discloses its complete portfolio holdings approximately 25 days after calendar quarter end on their website www.leggmason.com/InvestorServices.

      Set forth below is a list, as of October 1, 2005, of those parties with whom CAM, on behalf of a fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient                                     Frequency        Delay before dissemination
---------                                     ---------        --------------------------
State Street Bank & Trust Co., (Fund
  Custodian and Accounting Agent)             Daily            None
Institutional Shareholders Services,
  (Proxy Voting Services)                     As necessary     None
Bloomberg                                     Quarterly        25 Days after Quarter End
Lipper                                        Quarterly        25 Days after Quarter End
S&P                                           Quarterly        25 Days after Quarter End
Moningstar                                    Quarterly        25 Days after Quarter End
Vestek                                        Daily            None
Factset                                       Daily            None

      Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient                                     Frequency                      Delay before dissemination
---------                                     ---------                      --------------------------
Baseline                                      Daily                          None
Frank Russell                                 Monthly                        1 Day
Callan                                        Quarterly                      25 Days after Quarter End
Mercer                                        Quarterly                      25 Days after Quarter End
eVestment Alliance                            Quarterly                      25 Days after Quarter End
CRA RogersCasey                               Quarterly                      25 Days after Quarter End
Cambridge Associates                          Quarterly                      25 Days after Quarter End
Marco Consulting                              Quarterly                      25 Days after Quarter End
Wilshire                                      Quarterly                      25 Days after Quarter End
Informa Investment Services (Efron)           Quarterly                      25 Days after Quarter End
CheckFree (Mobius)                            Quarterly                      25 Days after Quarter End
Nelsons Information                           Quarterly                      25 Days after Quarter End
Investors Tools                               Daily                          None
Advent                                        Daily                          None
BARRA                                         Daily                          None
Plexus                                        Quarterly                      Sent the 1-3 business day following the
                                                                               end of a Quarter
Elkins/McSherry                               Quarterly (Calendar)           Sent the first business day following the
                                                                               end of a Quarter
Quantitative Services Group                   Daily                          None
AMBAC                                         Daily                          None
Deutsche Bank                                 Monthly                        Sent 6-8 business days following month end
Fitch                                         Monthly                        Sent 6-8 business days following month end
Liberty Hampshire                             Weekly and Month End           None
Sun Trust                                     Weekly and Month End           None
New England Pension Consultants               Quarterly                      25 Days after Quarter End
Evaluation Associates                         Quarterly                      25 days after Quarter End
Watson Wyatt                                  Quarterly                      25 days after Quarter End
Moody's                                       Weekly Tuesday Night           1 business day
S&P                                           Weekly Tuesday Night           1 business day



Portfolio Turnover

      The fund's investment policies may result in its experiencing a greater portfolio turnover rate than those of investment companies that seek to produce income or to maintain a balanced investment position. The fund's portfolio turnover rate cannot be predicted and will vary from year to year, yet TIMCO expects that the fund's annual portfolio turnover rate may exceed 100%. A 100% portfolio turnover rate would occur, for instance, if all securities were replaced once during a period of one year. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income. For the 2005 and 2004 fiscal years, the fund's portfolio turnover rates were 86% and 84%, respectively.

Portfolio Transactions and Brokerage

      Decisions to buy and sell securities for the fund are made by TIMCO, subject to the overall supervision and review of the fund's Board of Directors. Portfolio securities transactions for the fund are effected by or under the supervision of TIMCO.


      Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. For the 2005, 2004 and 2003 fiscal years, the fund paid $1,020,120, $1,866,844 and $2,376,245, respectively, in brokerage commissions.


       In executing portfolio transactions and selecting brokers or dealers, it is the fund's policy to seek the best overall terms available. The Advisory Agreement between the fund and TIMCO provides that, in assessing the best overall terms available for any transaction, TIMCO shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes TIMCO, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the fund and/or other accounts over which TIMCO or an affiliate exercises investment discretion.


       The fund's Board of Directors will periodically review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the fund. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. TIMCO's fee under the Advisory Agreement is not reduced by reason of TIMCO's receiving such brokerage and research services. For the fiscal year ended December 31, 2005, the fund directed brokerage commissions of $257,487 on transactions totaling $149,293,405 to brokers because of research services provided.

       Effective December 1, 2005, CGMI is no longer an affiliated person of the fund under the 1940 Act. As a result, the fund is permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal). Similarly, the fund is permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the SEC. The manager's use of CGMI or affiliates of CGMI as agent in portfolio transactions with the fund will be governed by the fund's policy of seeking the best overall terms available.

      The fund's Board of Directors has determined that any portfolio transaction for the fund may be executed through CGM and affiliated broker-dealers if, in TIMCO's judgment, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker-dealer charges the fund a commission rate consistent with that charged by it to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, the affiliated broker-dealer may directly execute such transactions for the fund on the floor of any national securities exchange, provided (a) the Board of Directors has expressly authorized the affiliated broker-dealer to effect such transactions and (b) the affiliated broker-dealer annually advises the fund of the aggregate compensation it earned on such transactions. An affiliated broker-dealer will not participate in commissions from brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. For each of the 2005, 2004 and 2003 fiscal years, the fund paid no brokerage commissions to CGMI.

      The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as an principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

      The fund held no securities issued by its regular broker dealers at the end of its fiscal year.

      Even though investment decisions for the fund are made independently from those of the other accounts managed by TIMCO, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by TIMCO are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by TIMCO to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the fund.

                   PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

Purchase of Shares


      General. Investors may purchase shares from a Service Agent. In addition, certain investors purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Service Agents may charge customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee. It is not recommended that the fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

      Investors in Class A, Class B and Class C shares may open an account in the fund by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGMI, unit holders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGMI, and Board members of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. The transfer agent will hold shares purchased in the shareholder's account. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

      Purchase orders received by the fund or a Service Agent prior to the close of regular trading on The New York Stock Exchange Inc. ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's transfer agent prior to its close of business. For shares purchased through a Service Agent purchasing through CGMI, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

      Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGMI or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. CGMI or the transfer agent will charge a shareholder who has insufficient funds to complete the transfer a fee of up to $25. The Systematic Investment Plan also authorizes CGMI to apply cash held in the shareholder's CGMI brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.


      Initial Sales Charge Alternative -- Class A Shares. The sales charges applicable to purchases of Class A shares of the fund are as follows:

                                    Sales Charge
                                    ------------

                                                                                Dealers' Reallowance
Amount of Investment       % of Offering Price      % of Amount Invested       as % of Offering Price
--------------------       -------------------      --------------------       ----------------------
Less than $25,000                 5.00%                    5.26%                       4.50%
$   25,000 - 49,999               4.25                     4.17                        3.83
    50,000 - 99,999               3.75                     3.09                        3.38
   100,000 - 249,999              3.25                     3.09                        2.93
   250,000 - 499,999              2.75                     2.04                        2.48
   500,000 - 999,000              2.00                        0                        1.80
 1,000,000 or more                   0*                       0*                   up to 1.00%*


----------
* The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution, and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. When the Service Agent does not receive the commission, the Service Agent will instead receive the annual distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive the commission and the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

      Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to CGM, which compensates Smith Barney Financial Advisors and other dealers whose clients make purchases of $1,000,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."


      Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act.


      The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by any "person," which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account.


      Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of the fund through an omnibus account.

      Initial Sales Charge Alternative -- Class C Shares. For purchases of Class C shares, there is no initial sales charge.

      Initial Sales Charge Waivers for Class A Shares. Purchases of Class A shares may be made at net asset value without a sales charge (a)(i) Board Members and employees of Legg Mason and its subsidiaries, as well as any funds (including the Smith Barney funds) affiliated with Citigroup Asset Management, as well as by retired Board Members and employees, the immediate families of such persons (i.e., such person's spouse (including the surviving spouse of a deceased Board Member) and children under the age of 21) or by a pension, profit-sharing or other benefit plan for the benefit of such persons and (ii) any full time employee or registered representative of a fund's distributor or of a member of the National Association of Securities Dealers, Inc. having dealer, service or other selling agreements with the fund's distributor, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase). Sales to employees of Citigroup and its subsidiaries will no longer qualify for a Class A sales charge waiver unless such purchaser otherwise qualifies for a waiver under either item (ii) above or pursuant to another applicable full or partial sales charge waiver as otherwise described in the fund's prospectus or statement of additional information; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Advisor (for a period up to 90 days from the commencement of the Smith Barney Financial Advisor's employment with CGMI), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Smith Barney Financial Advisor's prior employer, (ii) was sold to the client by the Smith Barney Financial Advisor and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the same fund, provided the reinvestment is made within 60 calendar days of the redemption and the Service Agent of any such Shareholder is notified; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) investments of distributions from or proceeds from a sale of a UIT sponsored by CGMI; (g) purchases by investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGMI; (h) purchased by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts;
(i) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; (j) purchases by executive deferred compensation plans participating in the CGMI ExecChoice program; and (k) purchasing retirement plans where such plan's recordkeeping offers only load-waived shares and where the shares are held on the books of a fund through an omnibus account. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


      Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of the fund through an omnibus account.


      The fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the fund's Class A shares load-waived. Each share class has varying service and distribution related fees as described elsewhere in this SAI.


      Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for Plans that differ from the fund's share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

      Right of Accumulation. Class A shares of the fund may be purchased by any "person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of funds sponsored by CGM, which are offered with a sales charge, then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.


      Accumulation Privilege -- lets you combine the current value of Class A shares of the fund with all other shares of Legg Mason Partners funds that are owned by:


      o     you; or
      o     your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.


      Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge and shares of those money market fund shares noted below) and Legg Mason Partners S&P 500 Index Fund may not be combined. However, shares of Legg Mason Partners Exchange Reserve Fund and Class C shares of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Limited Term Portfolio, Smith Barney Money Funds, Inc.-Cash and Government Portfolios, Legg Mason Partners Short Duration Municipal Income Fund, and Legg Mason Partners Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

      If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.


      Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge


      Letter of Intent. A Letter of Intent helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:


                      (1) $25,000            (4) $250,000
                      (2) $50,000            (5) $500,000
                      (3) $100,000           (6) $1,000,000

      Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB funds.

      When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.


      A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. The investor must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the same fund within 13 months from the date of the Letter of Intent. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Advisor or the Transfer Agent for further information.

      Eligible Fund Purchases. Generally, any shares of a Legg Mason Partners fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge) and Legg Mason Partners S&P 500 Index Fund are not eligible. However, as of the date of this SAI, the following funds and share classes are also eligible, although not offered with a sales charge:

       Shares of Legg Mason Partners Exchange Reserve Fund
       Class C shares of Legg Mason Partners Adjustable Rate Income Fund (Smith
         Barney shares)
       Class C shares of Legg Mason Partners Inflation Management Fund
       Class C shares of Legg Mason Partners Intermediate Maturity California
         Municipals Fund
       Class C shares of Legg Mason Partners Intermediate Maturity New York
         Municipals Fund
       Class C shares of Legg Mason Partners Limited Term Portfolio
       Class C shares of Smith Barney Money Funds, Inc. -- Cash and Government
         Portfolios
       Class C shares of Legg Mason Partners Short Duration Municipal Income
         Fund
       Class C shares of Legg Mason Partners Short-Term Investment Grade Bond
         Fund


      This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.


      Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith Barney Financial Advisor, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Advisor, you should check with that financial professional to see which accounts may be combined.


      Eligible Prior Purchases: You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

      Backdating Letter. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

      Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

      Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See "Failure to Meet Asset Level Goal" below. Exchanges in accordance with a fund's prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

      Cancellation of Letter. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See "Failure to Meet Asset Level Goal" below.

      Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.


      Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Smith Barney Financial Advisor, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

      Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Legg Mason Partners Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).


      Deferred Sales Charge Alternatives. CDSC Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the fund. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

      Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

      Class C shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

       ------------------------------------------------------------------
          Year Since Purchase
          Payment Was Made                                       CDSC
       ------------------------------------------------------------------
          First..........................................        5.00%
          Second.........................................        4.00
          Third..........................................        3.00
          Fourth.........................................        2.00
          Fifth..........................................        1.00
          Sixth and thereafter...........................        0.00

      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.


      In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the redemption. The amount of any CDSC will be paid to CGMI.


      To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.


      Waivers of CDSC. The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 70 1/2. In addition, shareholders who purchased shares subject to a deferred sales charge prior to May 13, 2005 will be "grandfathered" and will be eligible to obtain the waiver at age 59(1)/2 by demonstrating such eligibility at the time of redemption;

(e) involuntary redemption of small account balances; and (f) redemptions of shares to effect the combination of the fund with any other investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.


      CDSC waivers will be granted subject to confirmation (by CGMI in the case of shareholders who are also CGMI clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.


      Smith Barney Funds Retirement Program. The fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

      There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

      The class of shares you may purchase depends of the amount of your initial investment:


      Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

      Class C Shares. Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:


      If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

      Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

      For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

Exchange Privilege

      As your needs change, you may wish to reposition your investments. With Smith Barney Mutual Funds, you have the ability to exchange your shares of most Smith Barney mutual funds for those of others within the family.

      Except as otherwise noted below, shares of each Class of the fund may be exchanged for shares of the same Class of certain Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

      Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any fund imposing a higher CDSC than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

      Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

      Additional Information Regarding the Exchange Privilege. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

      During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Redemption of Shares

      The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

      The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

      If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from CGMI, or if the shareholder's account is not with CGMI, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGMI brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGMI will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

      Shares held by CGMI as custodian must be redeemed by submitting a written request to a Smith Barney Financial Advisor. Shares other than those held by CGMI as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group or by submitting a written request for redemption to:

      Legg Mason Partners Mutual Funds
      Legg Mason Partners Small Cap Core Fund, Inc.
      Class A, B, C or Y (please specify)
      c/o PFPC Inc.
      P.O. Box 9699
      Providence, RI 02940-9699


      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The sub-transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the sub-transfer agent receives all required documents in proper form.

      Automatic Cash Withdrawal Plan. The fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the fund. Any applicable CDSC will be waived on amounts withdrawn by a shareholder that do not exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact their Service Agent.

      Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the fund.)

      Redemptions. Redemption requests of up to $50,000 of any Class or Classes of shares of the fund may be made by eligible shareholders by calling the Transfer Agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

      A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open.

      Additional Information regarding Telephone Redemption and Exchange Program. Neither the fund nor any of its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

      Redemptions in Kind. In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the Board of Directors may deem advisable; however, payments shall be made wholly in cash unless the Board of Directors believes that economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Determination of Net Asset Value" in the prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

      Share Certificates. Share certificates for the fund will no longer be issued. If you currently hold share certificated of the fund, such certificates will continue to be honored.

                                  DISTRIBUTION


      Legg Mason Investor Services, LLC ("LMIS"), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013; serve as the fund's distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the "distribution agreements"), which were approved by the fund's Board of Directors and by a majority of the Independent Directors, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the fund's distributor.

      To compensate CGMI for the services it provides and for the expenses it bears under the Distribution Agreement, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays CGMI a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class C shares. In addition, the fund pays CGMI a distribution fee with respect to Class B and Class C shares calculated at the annual rate of 0.75% of the value of the fund's average daily net assets attributable those shares primarily intended to compensate CGMI for its initial expense of paying Smith Barney Financial Advisors a commission upon sales of those shares. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee.

      For the year ended December 31, 2005, 2002, LMIS and CGMI may be deemed to be underwriters for purposes of the 1933 Act. From time to time, LMIS or CGMI received $90,395 for Class A shares, $175,061 for Class B shares and $191,302 for Class C shares.

      Distribution Arrangements. The fund has adopted an amended shareholder services and distribution plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares. Under the Plan, the fund pays service and distribution fees to each of LMIS and CGMI for the services they provide and expenses they bear with respect to the distribution of Class A, Class B and Class C shares and providing services to Class A, Class B and Class C shareholders. The co-distributors will provide the fund's Board with periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the fund's Class A, Class B and Class C shares. In addition, the fund pays distribution fees with respect to the Class B and Class C shares at the annual rate of 0.75% of the fund's average daily net assets.

      Prior to December 1, 2005, the fund paid service and distribution fees directly to CGMI under separate 12b-1 Plans with respect to shares sold through CGMI.

      Under its terms, the Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the board of trustees, including a majority of the independent trustees who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the trustees, including all of the independent trustees in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the independent trustees or, with respect to the fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act).

      For the fiscal year ended December 31, 2005, CGMI incurred the following distribution expenses for the fund:

             Smith Barney
             Financial
             Consultants       Branch
Class        Compensation      Expenses      Marketing     Printing      Total
-----        ------------      --------      ---------     --------     -------

  A          $ 47,629          $ 96,520      $     --          $ --    $144,149
  B            68,001            51,422        79,160            12     198,595
  C            78,118           218,269       158,699            28     455,114
             --------          --------      --------      --------    --------
 Total       $193,748          $366,211      $237,859          $ 40    $797,858

      Commissions on Class A Shares. For the fiscal years ended December 31, 2005, 2004 and 2003, the aggregate dollar amounts of commissions on Class A shares, all of which were retained by CGMI, were as follows:

                            01/01/05 to           01/01/04 to       01/01/03 to
                             12/31/05              12/31/04          12/31/03
                            -----------           -----------       -----------
Class A Shares                $21,000               $47,000           $37,000

      Commissions on Class C Shares.* For the fiscal years ended December 31, 2005, 2004 and 2003, the aggregate dollar amounts of commissions on Class C shares, all of which were retained by CGMI, were follows:

                            01/01/05 to           01/01/04 to       01/01/03 to
                             12/31/05               2/2/04           12/31/03
                            -----------           -----------       -----------
Class C shares                  $0                  $3,000            $24,000


----------
* On February 2, 2004, the initial sales charge of 1.00% on Class C shares was eliminated for sales made on or after that date.

      A CDSC may be imposed on certain redemptions of Class A, Class B shares and Class C shares. For Class B shares, the maximum CDSC is 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. A CDSC of 1% is imposed on redemptions of Class C shares if such redemptions occur within 12 months from the date such investment was made. A CDSC of 1.00% is also imposed on redemptions of Class A shares that were purchased without an initial sales charge but subject to a CDSC if such redemptions occur within 12 months from the date such investment was made. Any sales charge imposed on redemptions is paid to the distributor of the shares.


      For the fiscal years ended December 31, 2005, 2004 and 2003, CGMI did not receive any deferred sales charges on the redemption of Class A shares.

      For the fiscal years ended December 31, 2005, 2004 and 2003, CGMI received from shareholders $14,000, $20,000 and $24,000, respectively, in deferred sales charges on the redemption of Class B shares.

      For the fiscal years ended December 31, 2005, 2004 and 2003, CGMI received from shareholders $2,000, $0 and $24,000, respectively, in deferred sales charges on the redemption of Class C shares.

      CGMI will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGMI are distribution expenses within the meaning of the Plan and may be paid from amounts received by CGMI from the Company under the Plan.


                        DETERMINATION OF NET ASSET VALUE

      The net asset value per share of the fund normally is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the fund's net assets attributable to each Class by the total number of shares of the Class outstanding. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed for the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Securities for which market quotations are readily available are valued at current market value or, if not readily available, at fair value. Securities traded on an exchange are valued at last sales prices on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Most portfolio securities listed on Nasdaq for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received from writing call and put options will be recorded as a liability, the value of which is marked to market daily. Any other investments of the fund, including restricted secu-rities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the Board of Directors in good faith, generally based upon the recommendations provided by the investment adviser. This value generally is determined as the amount that the fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the prevailing market rate as determined by the investment adviser.

      Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. As a result, the fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to that fund. The determination of the net asset value of the fund may not take place contemporaneously with the determination of the prices of investments held by such fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 p.m. on each day that the NYSE is open will be reflected in the fund's net asset value unless the investment adviser, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect net asset value.

                                      TAXES

      The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments


       The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

       Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.


      As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.


      On December 31, 2005, the Fund did not have, for U.S. federal income tax purposes, capital loss carryforwards.

      The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax wi ll be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.


      If, in any taxable year, the fund failed to qualify as a regulated investment company under the Code or failed to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

      The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

      The fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedg-ing transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

      The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or "appreciated financial positions" or
(2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund's investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

      Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.


      Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise.


      Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

      If the fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.


      Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

      The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

      Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

      The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

      Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

      Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such a real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified as dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

      We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

      If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

      Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets).

      Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

      Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

      Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

      If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

      Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

      Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation

      Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.


      If a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


Taxation of Non-U.S. Shareholders


       Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.


      In general. United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.


       For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

       Special rules apply to foreign persons who receive distributions from the fund that are attributable to gain from "U.S. real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in "U.S. real property holding corporations." The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (until December 31, 2007) a regulated investment company, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

       However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or regulated investment company is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the 1-year period ending on the date of the distribution. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.


      The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

                             ADDITIONAL INFORMATION

      The fund, an open-end management investment company, was incorporated on October 4, 1989 in Maryland under the name The Inefficient-Market Fund Inc. as a non-diversified closed-end management investment company and converted to open-end diversified status on June 23, 1997.


Custodian and Transfer Agent

      State Street, 225 Franklin Street, Boston, Massachusetts 02110,

      State Street, serves as the custodian of the Company on behalf of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. The Custodian neither determines the fund's investment policies, nor decides which securities the fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the Fund's securities lending agent and receives a share of the income generated by such activities.

       PFPC, located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as transfer agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.
Voting Rights

      The shareholders of the fund are entitled to a full vote for each full share held (and a fractional vote for any fractional share held). The directors of the fund have the power to alter the number and the terms of office of the directors, and have terms of unlimited duration (subject to certain removal procedures) and may appoint their own successors, provided at least a majority of the directors at all times have been elected by the shareholders of the fund. The voting rights of the shareholders of the fund are not cumulative, so that the holders of more than 50% of the shares can, if they choose, elect all of the trustees of the fund; the holders of the remaining shares of the fund would be unable to elect any of the directors.

      Annual and Semi-Annual Reports. Each fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, each fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Advisor or the transfer agent.

      Licensing Agreement. Under a licensing agreement between Citigroup and Legg Mason, the names of the Company and funds, the names of any classes of shares of the funds, and the names of the funds' manager, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason and by the funds. Citi Marks include, but are not limited to, "Smith Barney," "Citi," and "Citigroup Asset Management." Legg Mason and its affiliates, as well as the manager, are not affiliated with Citigroup. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Legal Matters

      Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, SBFM and Salomon Brothers Asset Management Inc. ("SBAM") (collectively, the "Advisers"), substantially all of the mutual funds managed by the Advisers, including the fund, (the "Funds"), and directors or trustees of the Funds (collectively, the "Defendants"). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses.

      On December 15, 2004, a consolidated amended complaint (the "Complaint") was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, CAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

      It is possible that additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief could be filed against the Defendants in the future.
      As of the date above, CAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

      Recent Developments. On May 31, 2005, the U.S. Securities and Exchange Commission ("SEC") issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the "Funds").

      The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included each fund's manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

      The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

      The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Company's Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

      At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

      On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

      Additional Developments. The funds have received information concerning SBFM as follows:

      On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

      Although there can be no assurance, SBFM believes that there matters are not likely to have a material adverse effect on the funds or its ability to perform investment management services relating to the funds.

                                      *****

      Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the "Defendants") based on the May 31, 2005 settlement order issued against the Defendants by the SEC described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds' management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys' fees and litigation expenses. On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

      As of the date of this SAI, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

      Styles of fund management Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.


      That's why we offer three "styles" of fund management that can be tailored to suit each investor's unique financial goals.

      Classic Series - our portfolio manager driven funds
      Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

      Research Series - driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

      Style Pure Series - our solution to funds that stray
      Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                              FINANCIAL STATEMENTS


      The fund's Annual Report for the fiscal year ended December 31, 2005, is incorporated herein by reference in its entirety. The annual report was filed with the SEC on March 10, 2006, accession number 0001133228-06-000093.

                                              Legg Mason Partners
                                              Small Cap Core
                                              Fund, Inc.


                                                       -------------------------
                                                         Statement of
                                                       -------------------------

                                                       -------------------------
                                                         Additional Information
                                                       -------------------------

                                                       -------------------------
                                                         May 1, 2006
                                                       -------------------------

Legg Mason Partners
Small Cap Core Fund, Inc.
125 Broad Street
New York, NY  10004

                                   APPENDIX A


                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES


                 Concerning Citigroup Asset Management(1) (CAM)
                      Proxy Voting Policies and Procedures

       The following is a brief overview of the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

       CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

       In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

-----------
1 Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. ("Citigroup") sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. Citi Marks include, but are not limited to, "Citigroup Asset Management," "Salomon Brothers Asset Management" and "CAM". All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

       In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

       CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

       If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

PART C

OTHER INFORMATION


Item 23. Exhibits


(a)(1) Amended and Restated Articles of Incorporation dated June 16, 1997 are incorporated by reference to Pre-Effective Amendment No. 1.

      (2) Articles of Amendment dated June 12, 1998 is incorporated by reference to Post-Effective Amendment No. 3.

      (3) Articles of amendment dated April 29, 2004 are incorporated by reference to Post-Effective Amendment No. 9.

(b)(1) Registrants By-Laws are incorporated by reference to Pre-Effective Amendment No. 1

(b)(2) Form of Amended and Restated By-laws are incorporated by reference to Post-Effective Amendment No. 8.

(c) Registrants form of Stock Certificate for Class A is incorporated by reference to Pre-Effective Amendment No. 1


(d)(1) Investment Advisory Agreement dated June 23, 1997, between the Registrant and Travelers Investment Management Company is incorporated by reference to Pre-Effective Amendment No. 1.

(d)(2) Advisory Agreement between the registrant and TIMCO dated December 1, 2005 is filed herein.

(e)(1) Form of Distribution Agreement between the Registrant and Smith Barney Inc., is incorporated by reference to Pre-Effective Amendment No. 1.


(e)(2) Form of Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 3.

(e)(3) Amendment to Distribution Agreement between the Registrant and Citigroup Global Markets Inc. dated December 1, 2005 is filed herein.

(e)(4) Amended Shareholder Services and Distribution Plan dated December 1, 2005 is filed herein.


(f) Not applicable.

(g) (1)Form of Custodian Services Agreement between the Registrant and PNC Bank, National Association is incorporated by reference to Pre-Effective Amendment No. 1.

      (2) Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Pre-Effective Amendment No. 7.

(h)(1) Form of Transfer Agency Agreement between the Registrant and First Data Investor Services Group, Inc. is incorporated by reference to Pre-Effective Amendment No. 1.

      (2) Amended Administration Agreement dated June 23, 1997, between the Registrant and Mutual Management Corp. (f/k/a Smith Barney Mutual Funds Management Inc.,) is incorporated by reference to Pre-Effective Amendment No. 1.

(i) Opinion of Sullivan and Cromwell dated June 13, 1997 is incorporated by reference to Pre-Effective Amendment No. 1.

(j)(1) Consent of Independent Registered Public Accounting Firm.

(j)(2) Power of Attorney is filed herein.

(k) Not applicable.

(l) Not applicable.

(m)(1) Services and Distribution plan pursuant to Rule 12b-1 is incorporated by reference to Pre-Effective Amendment No. 1.

            (2) Form of Amended and Restated Shareholder Services and Distribution Plan is incorporated by reference to Post-Effective Amendment No. 3.

            (3) Form of Amended and Restated Shareholder Services and Distribution Plan is incorporated by reference to Post-Effective Amendment No. 9.

(n) Not applicable.

(o)(1) Form of Rule 18f-3 Plan of the Registrant is incorporated by reference to the Pre-Effective Amendment No. 1.

            (2) Form of Amended and Restated Rule 18f-3 Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 3.

(p)(1) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 5.

(p)(2) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 8.

Item 24. Persons Controlled by or Under Common Control with Registrant


The Registrant is not controlled directly or indirectly by any person. Information regarding the Registrants institutional manager is set forth under the caption Management of the Fund in the Prospectus included in Part A of this Registration Statement on Form N-1A.


Item 25. Indemnification


Reference is made to Article IX of Registrants Articles of Incorporation for a complete statement of its terms.


Item 26. Business and other Connections of the Investment Adviser.


Travelers Investment Management Company (TIMCO) (the Adviser) serves as the investment adviser for the Fund pursuant to a written agreement dated June 23, 1997 (the Advisory Agreement). TIMCO was incorporated on August 31, 1967 under the laws of the State of Connecticut. TIMCO is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. (Holdings) which in turn is a wholly owned subsidiary of Citigroup Inc. TIMCO is registered as an investment adviser under the Investment Advisers Act of 1940 (the Advisers Act) since 1971 and has, through its predecessors, been in the investment counseling business since 1967.

The list required by this Item 25 of officers and directors of TIMCO together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of FORM ADV filed by TIMCO pursuant to the Advisers Act (SEC File No. 801-07212).


Item 27. Principal Underwriters

(a) CGM, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Smith Barney Multiple Discipline Trust, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

PFS Distributors, a distributor of the Registrant, is also a distributor for the following funds: Legg Mason Partners Trust II, Legg Mason Partners Investment Series, Legg Mason Partners Appreciation Fund, Inc. Legg Mason Partners California Municipal Fund, Inc., Legg Mason Partners Municipal Funds, Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Income Funds, Legg Mason Partners Investment Funds, Inc.

LMIS, a distributor of the Registrant is also a distributor of the following funds:

Legg Mason Partners Trust II
CitiFunds Trust I
Salomon Funds Trust
Variable Annuity Portfolios
CitiFunds Premium Trust
CitiFunds Institutional Trust
CitiFunds Trust III
Legg Mason Partners Lifestyle Series, Inc.
Smith Barney Multiple Discipline Trust
Legg Mason Partners Investment Series
Consulting Group Capital Markets Funds
High Income Opportunity Fund Inc.
Intermediate Muni Fund, Inc.
Legg Mason Partners Small Cap Core Fund, Inc.
Legg Mason Partners Investment Trust
Real Estate Income Fund Inc.
Managed High Income Portfolio Inc.
Managed Municipals Portfolio Inc.
Municipal High Income Fund Inc.
Citigroup Investments Corporate Loan Fund Inc.
Zenix Income Fund Inc.
Salomon Brothers Capital Fund Inc.
Salomon Brothers Investors Value Fund Inc.
Salomon Brothers Fund Inc.
Salomon Brothers Institutional Series Fund Inc.
Salomon Brothers Series Funds Inc.
Salomon Brothers Variable Series Funds Inc.
Salomon Brothers Opportunity Fund Inc.
Salomon Brothers 2008 Worldwide Government Term Trust
Salomon Brothers High Income Fund Inc.
Salomon Brothers High Income Fund II Inc.
Salomon Brothers Emerging Markets Income Fund Inc.
Salomon Brothers Emerging Markets Income Fund II Inc.
Salomon Brothers Emerging Markets Floating Rate Fund Inc.
Salomon Brothers Global High Income Fund Inc.
Salomon Brothers Emerging Markets Debt Fund Inc.
Salomon Brothers Capital and Income Fund Inc.
Salomon Brothers Inflation Management Fund Inc.
Salomon Brothers Variable Rate Strategic Fund Inc.
Salomon Brothers Global Partners Income Fund Inc.
Salomon Brothers Municipal Partners Fund Inc.
Salomon Brothers Municipal Partners Fund II Inc.
Greenwich Street Series Fund

Legg Mason Partners Adjustable Rate Income Fund
Legg Mason Partners Aggressive Growth Fund, Inc.
Legg Mason Partners Appreciation Fund, Inc.
Legg Mason Partners California Municipals Fund, Inc.
Legg Mason Partners Equity Funds
Legg Mason Partners Fundamental Value Fund, Inc.
Legg Mason Partners Funds, Inc.
Legg Mason Partners Income Funds
Smith Barney Institutional Cash Management Fund, Inc.
Legg Mason Partners Investment Funds, Inc.
Legg Mason Partners Core Plus Bond Fund, Inc.
Legg Mason Partners Managed Municipals Fund, Inc.
Legg Mason Partners Massachusetts  Municipal Fund
Smith Barney Money Funds, Inc.
Legg Mason Partners Municipal Funds
Smith Barney Municipal Money Market Fund, Inc.
Legg Mason Partners New Jersey Municipals Fund, Inc.
Legg Mason Partners Oregon Municipals Fund
Legg Mason Partners World Funds, Inc.
Legg Mason Partners Sector Series, Inc.
Travelers Series Fund Inc.
Legg Mason Cash Reserve Trust, Inc.
Legg Mason Charles Street Trust, Inc.
Legg Mason Global Trust, Inc.
Legg Mason Growth Trust, Inc.
Legg Mason Income Trust, Inc.
Legg Mason Investment Trust, Inc.
Legg Mason Investors Trust, Inc.
Legg Mason Light Street Trust, Inc.
Legg Mason Special Investment Trust, Inc.
Legg Mason Tax Exempt Trust, Inc.
Legg Mason Tax-Free Income Fund
Legg Mason Value Trust, Inc.
Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

      The information required by this Item 27 with respect to each director, officer and partner of PFS Investments is incorporated by reference to Schedule A of Form BD filed by PFS Investments pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve - Managing Director
Mark R. Fetting - Managing Director
D. Stuart Bowers - Vice President
W. Talbot Daley - Vice President
Thomas J. Hirschmann - Vice President
Joseph M. Furey - General Counsel and Chief Compliance Officer
Ronald Holinsky - Counsel
Robert E. Patterson - Counsel
Theresa M. Silberzahn - Chief Financial Officer
Elisabeth F. Craig - AML Compliance Officer and Director of Continuing Education

All addresses are 100 Light Street, Baltimore, Maryland 21202

Item 28. Location of Accounts and Records


         Smith Barney Small Cap Core Fund, Inc.
         125 Broad Street
         New York, New York 10004

         TIMCO
         100 First Stamford Place
         Stamford, Connecticut 06902

         Smith Barney Fund Management LLC
         399 Park Avenue
         New York, New York 10022
         and
         300 First Stamford Place, 4th Floor
         Stamford, CT 06902

         State Street Bank and Trust Company
         225 Franklin Street
         Boston, MA 02110

         Citigroup Global Markets Inc.
         388 Greenwich Street
         New York, New York  10013

         Citicorp Trust Bank, fsb
         125 Broad Street
         New York, New York 10004

         PFPC Inc.
         P. O. Box 9699
         Providence, RI 02940-9699


Item 29. Management Services


         Not applicable.


Item 30. Undertakings


      The Registrant hereby undertakes to furnish to each person to whom a Prospectus of any series of the Registrant is delivered a copy of the Registrants latest annual report, upon request and without charge.

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Legg Mason Partners Small Cap Core Fund, Inc., certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 28th day of April, 2006.

            LEGG MASON PARTNERS SMALL CAP CORE FUND, INC.


                     By:  /s/  R. Jay Gerken
                               R. Jay Gerken
                               President

            As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                        Title                           Date



/s/R. Jay Gerken President,      Chairman                        04/28/2006
R. Jay Gerken                    of the Board and
                                 Chief Executive Officer


/s/Robert Brault                 Treasurer                       04/28/2006
Robert Brault                    (Chief Financial Officer)


/s/ Lee Abraham*                 Director                        04/28/2006
Lee Abraham


/s/ Donald R. Foley*             Director                        04/28/2006
Donald R. Foley


/s/ Jane Dasher*                 Director                        04/28/2006
Jane Dasher


/s/ Richard E. Hanson, Jr.*      Director                        04/28/2006
Richard E. Hanson, Jr.


/s/ Paul Hardin*                 Director                        04/28/2006
Paul Hardin


/s/ Roderick C. Rasmussen*       Director                        04/28/2006
Roderick C. Rasmussen


/s/ John P. Toolan*              Director                        04/28/2006
John P. Toolan


*By : /s/ R. Jay Gerken
          R. Jay Gerken
          Attorney-in-Fact, pursuant to Power of Attorney dated April 12, 2006 and filed herein.

EXHIBIT INDEX


(d)(2) Advisory Agreement
(e)(3) Amendment to Distribution Agreement
(e)(4) Amended Shareholder Services & Distribution Plan

j.(1) Consent of Independent Registered Public Accounting Firm j.(2) Power of attorney